July 1, 2016

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Small Cap Value Fund

Supplement to the Statement of Additional Information dated January 30, 2016

CHANGE IN SUB-ADVISOR

On May 19, 2016, the Board of Trustees (the “Board”) of Touchstone Funds Group Trust approved the selection of LMCG Investments, LLC (“LMCG”) as sub-advisor to the Touchstone Small Cap Value Fund (the “Fund”) effective on or about July 1, 2016, and the termination of DePrince, Race & Zollo, Inc. (“DRZ”), as sub-advisor to the Fund. In addition, the Board approved the retention of Russell Implementation Services, Inc. (“Russell”), effective on May 21, 2016 through June 30, 2016, as interim sub-advisor to provide certain portfolio transition services to the Fund during the transition period to LMCG. Accordingly, at the close of business June 30, 2016, Russell will no longer provide services to the Fund, and all references to Russell as sub-advisor of the Fund in the Statement of Additional Information (“SAI”) are deleted. Additionally, the following changes have been made:

The Sub-Advisors and Portfolio Managers

The following is added to the section of the SAI titled “Sub-Advisors and Portfolio Managers”:

The sub-section titled “Touchstone Small Cap Value Fund” is replaced with the following:

Touchstone Small Cap Value Fund
Sub-Advisor: LMCG Investments, LLC (“LMCG”)

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
R. Todd Vingers
Registered Investment Companies	5	$866.1	0	0
Other Pooled Investment Vehicles	17	$224.8	0	0
Other Accounts	72	$1,128.1	0	0
The information in the table above is current as of March 31, 2016.

Compensation (as of March 31, 2016).  LMCG pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Value Fund. Portfolio managers at LMCG are compensated through a combination of salary and incentive bonus.  Bonuses are formula driven based on revenues and performance relative to peer groups.

LMCG’s incentive bonus compensation plans for investment teams are based on actual composite performance relative to a benchmark.  The benchmark used to measure performance is a peer group universe blending retail and institutional data. Particular attention is paid to the team’s performance ranking within the universe for a blended time period which includes one year, three years, and since inception performance.

Conflicts of Interest (as of March 31, 2016).  The portfolio managers’ management of Other Accounts may give rise to actual or potential conflicts of interest in connection with their management of the Small Cap Value Funds’ investments, on the one hand, and the investments of the Other Accounts, on the other hand.  The Other Accounts include all portfolios managed.  The Other Accounts might have similar investment objectives as the Small Cap Value Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Small Cap Value Fund.  While the portfolio managers’ management of Other Accounts may give rise to the following potential conflicts of interest, LMCG does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, LMCG believes that it has reasonably designed policies and procedures that manage those conflicts in an appropriate way.

A conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Small Cap Value Fund.  Because of their positions with the Small Cap Value Fund, the portfolio managers know the size, timing, and possible market impact of Small Cap Value Fund trades.  It is possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small Cap Value Fund.  However, LMCG has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A conflict of interest may arise as a result of the portfolio managers’ management of the Small Cap Value Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small Cap Value Fund.  This conflict of interest may be exacerbated to the extent that LMCG or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Small Cap Value Fund.  Notwithstanding this potential conflict of interest, it is LMCG’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LMCG has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions.  For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small Cap Value Fund, such an approach might not be suitable for the Small Cap Value Fund given its investment objectives and related restrictions.

The following table indicates for the Fund the dollar range of shares beneficially owned by the portfolio manager as of March 31, 2016:

Portfolio Manager	Dollar Range of Beneficial Ownership
R. Todd Vingers	None

The Proxy Voting Policies and Procedures for Russell Implementation Services, Inc. is deleted from Appendix B of the SAI.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 ·Providence, RI 02940-8078
Ph: 800.543.0407· TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-SAI-S8-1607